UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported):  March 4, 2014

CACHET FINANCIAL SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-53925	27-2205650
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18671 Lake Drive East
Southwest Tech Center A
Minneapolis, MN 55317
(Address of principal executive offices) (Zip Code)

(952) 698-6980
(Registrant’s telephone number, including area code)

DE ACQUISITION 2, INC.
3017 W. 97th St., Suite 117
Minneapolis, MN 55431
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

On March 4, 2014, Cachet Financial Solutions, Inc. (“Cachet”) filed a Current Report on Form 8-K reporting that it entered into an asset purchase agreement with DeviceFidelity, Inc. a Texas corporation.  Pursuant to the Asset Purchase Agreement, DeviceFidelity sold and transferred to Cachet, and Cachet purchased from DeviceFidelity for an aggregate purchase price of up to $2,125,000, all of DeviceFidelity’s right, title and interest in and to the assets and properties utilized in and relating to the operation of DeviceFidelity’s business involving the development and sale of mobile applications linked to prepaid accounts and prepaid program management services utilizing the Select Mobile Money platform.

This Form 8-K/A amends the Form 8-K filed on March 5, 2014, to include audited abbreviated financial statements as of and for the two years ended December 31, 2013 and 2012 as required by Item 9.01(a) of Form 8-K, and the unaudited pro forma combined consolidated financial information related to the Select Mobile Money acquisition required by Item 9.01(b) of Form 8-K.    Cachet has requested formal written permission from the SEC to include these audited abbreviated financial statements in this Form 8-K/A, although we have yet to receive a definitive response.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The Select Mobile Money audited abbreviated financial statements as of and for the years ended December 31, 2013 and 2012, and accompanying notes, are attached as Exhibit 99.1 to this Form 8-K/A and incorporated by reference to this Form 8-K/A.

The consent of Lurie Besikof Lapidus & Company, LLP, Cachet’s independent auditor, is attached as Exhibit 23.1 to this Form 8-K/A.

(b) Pro Forma Financial Information.

The following unaudited pro forma combined consolidated financial information related to Cachet’s acquisition of Select Mobile Money is attached as Exhibit 99.2 to this Form 8-K/A and incorporated by reference into this Form 8-K/A.

(i)	Unaudited Pro Forma Combined Consolidated Statement of Operations for the three months ended March 31, 2014;

(ii)	Unaudited Pro Forma Combined Consolidated Statement of Operations for the year ended December 31, 2013;

(iii)	Notes to Unaudited Pro Forma Combined Consolidated Financial Information.

(c) Not applicable.

(d) Exhibits.

23.1	Consent of Lurie Besikof Lapidus & Company, LLP

99.1	Select Mobile Money Audited Abbreviated Financial Statements as of and for the years ended December 31, 2013 and 2012

99.2	Unaudited Pro Forma Combined Consolidated Financial Information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cachet Financial Solutions, Inc.

Date: May 19, 2014	BY:	/s/ Darin P. McAreavey
Darin P. McAreavey Executive Vice President & Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of Lurie Besikof Lapidus & Company, LLP

99.1	Select Mobile Money Audited Abbreviated Financial Statements as of and for the years ended December 31, 2013 and 2012

99.2	Unaudited Pro Forma Combined Consolidated Financial Information